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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 8, 2007

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


        0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 8, 2007, the Registrant entered into a Subscription, Loan and Rights Agreement (the "SaySwap Agreement") with SaySwap, Inc. ("SaySwap") pursuant to which the Registrant agreed to purchase a Senior Secured Convertible Promissory Note (the "SaySwap Note") issued by SaySwap in the principal amount of $225,000, and a warrant (the "SaySwap Warrant") to purchase 26.1 shares of SaySwap's common stock.

         The SaySwap Note accrues interest at a rate of 8% per annum and has a maturity date of the later of April 24, 2008 and the maturity date of the note issued concurrently to another investor in SaySwap, provided, however, that if SaySwap consummates a qualified financing (as defined in the SaySwap Note), SaySwap is required to repay the outstanding principal amount and all accrued interest on the SaySwap Note within 10 days of the consummation of such qualified financing. The Registrant may also declare the outstanding principal and accrued interest due and payable in the event of a default under the SaySwap Note. The SaySwap Note is convertible, at the Registrant's option, into shares of SaySwap's common Stock, at any time prior to 30 days before the maturity date or three days before the consummation of a qualified financing. As security for SaySwap's obligations under the SaySwap Note, SaySwap also granted to the Registrant a first priority security interest in all of SaySwap's assets.

         The SaySwap Warrant entitles the Registrant to purchase 26.1 shares of SaySwap's common stock at a per share price of $3,831.42. The SaySwap Warrant expires on May 31, 2010.

         Pursuant to the terms of the SaySwap Agreement, the Registrant is entitled to demand that SaySwap register the shares of SaySwap's common stock issuable upon conversion of the SaySwap Note or exercise of the SaySwap Warrant (the "Underlying Shares") at such time that SaySwap files a registration statement with the Securities and Exchange Commission.

         Pursuant to the terms of the SaySwap Agreement, SaySwap also agreed to enter into a private label program with the Registrant for SaySwap's game trading platform. SaySwap is also required to obtain the Registrant's written consent to any issuance of debt that is pari passu or senior to the SaySwap Note.

         The Registrant and SaySwap each agreed to indemnify each other, up to a maximum of the principal amount of the SaySwap Note, from claims or losses arising out of the SaySwap Agreement and/or the transactions contemplated thereunder, based upon failures of representations or warranties to be true, untrue statements included in any registration statement filed in connection with the Underlying Shares, and failure to perform or comply with covenants contained in the SaySwap Agreement. Prior to their entry into the SaySwap Agreement, the parties thereto had no material relationship with each other.

         On June 8, 2007, the Registrant also entered into a Software License and Services Agreement (the "License Agreement") with Transparensee Systems, Inc. ("Transparensee"), pursuant to which the Registrant acquired a non-exclusive license to use Transparensee's proprietary search engine software and to resell the products derived from such software pursuant to the provisions of a separate reseller agreement, and agreed to obtain certain integration services from Transparensee. The registrant is required to pay fees for the license and integration services as set forth in the License Agreement. The License Agreement has a term of two years from the date on which the Registrant's system is activated with Transparensee's software running on it, and is automatically renewed for additional two-year terms unless the Registrant provides notice to Transparensee of its intention to terminate the License Agreement at least 30 days prior to the expiration of any term.


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         On June 8, 2007, the Registrant also entered into a Reseller  Agreement with  Transparensee  pursuant  to  which  the  Registrant  was  appointed  as an
authorized,   non-exclusive  reseller  of  the  licensed  software  and  related documentation. The Registrant was also granted a non-exclusive license to use, install and operate the licensed software for the purposes of testing and
evaluation,   training  of  the  Registrant's  personnel  and  affiliates,   and
demonstrating and promoting the licensed software to potential end-users. The Registrant shall receive a percentage of the gross revenue received from product orders. The term of the Reseller Agreement is the same as the term of the License Agreement.

         Concurrently with its entry into the License Agreement and Reseller Agreement, the Registrant also purchased a Convertible Promissory Note (the "Transparensee Note") issued by Transparensee in the principal amount of $175,000. The Transparensee Note may not be prepaid, accrues interest at a rate of 4.85% per annum and has a maturity date of the earlier of May 14, 2008 or when, upon or after the occurrence of an event of default under the Transparensee Note, such amounts are declared due and payable by the Registrant or made automatically due and payable in accordance with the terms of the Transparensee Note. Provided that Transparansee obtains the requisite approvals for the creation and designation of a new series to be designated Series A
Preferred Stock, the Transparensee Note is automatically convertible, on the maturity date, into shares of Transparensee's Series A Preferred Stock at a per share price of $2.075, or upon the consent of the requisite shareholders of Transparensee. In addition, upon the consummation of a change in control of Transparensee, the Transparensee Note automatically converts into shares of Transparensee's common stock at a per share price of $2.075. In the event that the Transparensee Note is automatically converted into shares of Transparensee's Series A Preferred Stock or common stock, the Registrant has agreed to enter into a lock-up agreement for a period of 180 days in connection with Transparensee's initial public offering.

         The Transparensee Note is also convertible, at the Registrant's option, into shares of Transparensee's common Stock, at a per share price of $2.075, and the Registrant has agreed to enter into a lock-up agreement for a period of 180 days in connection with such optional conversion upon Transparensee's initial public offering.

         Transparensee agreed to indemnify the Registrant, up to a maximum of $75,000 pro rated over the initial term of the License Agreement, from infringement claims with respect to the licensed software and losses arising in connection therewith. The Registrant agreed to indemnify Transparensee in connection with claims with respect to any modifications made by the Registrant to the licensed software, and losses in connection therewith. Prior to their entry into the License Agreement, Reseller Agreement and Transparensee Note, the parties thereto had no material relationship with each other.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITALFX INTERNATIONAL, INC.


Date: June 14, 2007                    By: /s/ Lorne Walker
                                           -------------------------------------
                                           Lorne Walker
                                           Chief Financial Officer and Secretary


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